Exhibit 99.4

THIS AGREEMENT is made the 11th day of November 2003

BETWEEN

LaSalle (UK) Ltd., a limited liability company incorporated under the laws of Bermuda, whose principal place of business is at Canon's Court, Victoria Street, Hamilton, Bermuda HM12 (number 34318) (the "Seller");

FOSPV Limited, a limited liability company incorporated under the laws of England and Wales (number 3859383), whose registered office is at 54 Lombard Street, London EC3P 3AH (the "Purchaser");

Barclays Bank PLC, a limited liability company under the laws of England and Wales (number 1026167), whose registered office is at 54 Lombard Street, London, EC3P 3AH ("Barclays");

The persons named as directors of each of the Companies (as defined below) in
Schedule 1 (the "Directors"); and

LaSalle Re Limited, a limited liability company incorporated under the laws of Bermuda, whose principal place of business is at Clarendon House, 2 Church Street, Hamilton, Bermuda, HM12 (number 18791) ("LaSalle").

WHEREAS:

(A) Each Company is a limited company incorporated under the laws of England and Wales.

(B) The Seller has agreed to sell all of the Shares to the Purchaser for the consideration and upon the terms set out in this Agreement.

(C) Prior to the execution of this Agreement, LaSalle transferred to the Seller legal and beneficial ownership of the Shares.

IT IS AGREED as follows:

1.    INTERPRETATION

1.1 In this Agreement, including its Schedules, the headings shall not affect its interpretation and, unless the context otherwise requires, the following expressions shall have the following meanings:

      "Agreed Form" means in relation to any document such document in the form initialled for the purpose of identification only by or on behalf of the parties hereto;

      "Binding Authorities" means those contractual arrangements entered into by each Company as listed in Schedule 2;

      "Business Day" means a day (other than a Saturday or Sunday or public holiday) on which banks are open for business in London;

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      "Companies" means Oak Dedicated Limited, Oak Dedicated Two Limited and Oak
      Dedicated Three Limited whose basic information is set out in Schedule 1 (and, accordingly, each is a "Company");

      "Company Rep Letters" means the letters of today's date signed by the directors of each Company on behalf of each respective Company in the Agreed Form and attached hereto as Annex H;

      "Completion" means the completion of the sale and purchase of the Shares pursuant to Clause 3;

      "Completion Date" means 31 December 2003, or such earlier date as is notified by the Purchaser to the Seller on at least three Business Days' notice, such notice only to be given once the Purchaser is satisfied that each of the Companies has ceased writing new business and has no obligation to do so with the exception of any underwriting being carried out under Binding Authorities;

      "Conditions" means those matters listed in Schedule 3;

      "Confirmation of Debt Letter" means the letter of today's date by each of the Companies in the Agreed Form and attached hereto as Annex I;

      "Corporate Services Agreement" means the corporate services agreement between Trenwick UK Management Services Limited and the Companies in the Agreed Form attached hereto as Annex E;

      "Credit Agreement" means the new facilities agreement expected to be entered into prior to Completion between the LOC Banks (as defined in the Option Agreement), the Companies, LaSalle, JP Morgan Chase and others;

      "Encumbrance" means any claim, charge, mortgage, security, lien, option, equity, power of sale or hypothecation;

      "Expenses Allocation Agreement" means any agreement which the Managing Agent may propose to enter into with the Companies and Oak Four Dedicated Limited (number 2979555) concerning the allocation of expenses between capital providers for whom the Managing Agent acts from time time;

      "FAL Substitution Documentation" means such documentation as Lloyd's may require the Companies to enter into in order to effect the partial and pro tanto substitution of the Companies' funds at Lloyd's consisting of letters of credit with the Residual Escrow Funds as referred to and defined in the Escrow Agreement (as defined in the Group Relief Agreement);

      "Group Relief Agreement" means the group relief agreement between the Companies, the Purchaser, Barclays and the Seller in the Agreed Form attached hereto as Annex A to be entered into as described in Clause 2.2;

      "ICTA 1988" means the Income and Corporation Taxes Act 1988;

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      "Interavailability Documentation" means such documentation as Lloyd's may require the Companies to enter into in order to make their funds at Lloyd's interavailable to support both their underwriting as members of Lloyd's for the 2003 and prior years of account and the underwriting of Packchance Limited (number 04765920) for the 2004 and subsequent years of account

      "LaSalle Holdings Limited" means LaSalle Holdings Limited, a limited liability company incorporated under the laws of Bermuda, whose principal place of business is at Canon's Court, Victoria Street, Hamilton, Bermuda HM12 (number 21157)).

      "LIBOR" means the London Inter-Bank Offered Rate for the appropriate periods as shown on Telerate page 3750 as of 11.00 a.m. London time on the relevant date;

      "Lloyd's" means The Society of Lloyd's, as constituted under the Lloyd's Act 1982;

      "Managing Agent" means Trenwick Managing Agents Limited;

      "Managing Agent/Oaks Fee Variation Agreement" means the agreement to be made substantially in the form set out in Annex J between the Managing Agent, the Companies and Oak Dedicated Four Limited (number 2979555) varying fee and profit commission arrangements;

      "Mortgage Deed" means the deed of mortgage in the Agreed Form between the Seller and the Purchaser of today's date and attached hereto as Annex K in the Agreed Form;

      "New Articles" means the new articles of association in the Agreed Form to be adopted by each Company pursuant to the Novation and Allotment Agreement and attached hereto as Annex D;

      "Novation and Allotment Agreement" means the deed of novation and allotment of today's date relating to the novation and capitalisation of debt owed by the Companies and between the Companies, Oak Dedicated Four Limited (number 2979555), Trenwick Group Limited, Trenwick America Corporation and the Seller in the Agreed Form attached hereto as Annex B;

      "Office Hours" means the hours between 9.30am to 5.30pm in the time zone of the recipient on a Business Day;

      "Option Agreement" means the put option agreement of today's date between the Seller and Barclays relating to the Preference Shares in the Agreed Form and attached hereto as Annex G;

      "Preference Shares" means the preference shares in the capital of each Company having the rights set out in the New Articles;

      "Proviso" bears the meaning given to it in Clause 5.1;

      "Purchaser Group" means the Purchaser, any subsidiary or holding company of the Purchaser or Barclays and all subsidiaries of any such holding company from time to time;

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      "Seller Group" means the Seller, any subsidiary or holding company of the
      Seller and all subsidiaries of any such holding company from time to time;

      "Shares" means the ordinary shares of (pound)1 each in the capital of each Company, comprising, after the reorganisation of the share capital of each of the Companies as referred to in Clause 4.4, as at Completion the entire issued ordinary share capital of each Company as further set out in
      Schedule 1;

      "Standstill Deeds" means the deeds of standstill of on or around today's date (and to take effect upon the making of payments by Barclays pursuant to Clause 2.2 of the Group Relief Agreement) given for the benefit of Barclays and each of the Companies from Trenwick UK Management Services Limited (in this case, the deed of forbearance), Trenwick Group Limited, Trenwick America Corporation, Trenwick UK Holdings Limited, Trenwick Holdings Limited, Archer Dedicated PLC, Adit Holdings Limited, Trenwick UK PLC, LaSalle, the Seller, Magicsunny Limited, the Managing Agent, each of the Companies and Oak Four Dedicated Limited, and also the deed of standstill of today's date from the LOC Banks (as defined in the Option Agreement);

      "Taxation" and "Tax" mean all taxes and all levies, duties, imposts, charges and withholdings in the nature of taxation whenever and wherever imposed, including (without limitation) taxes on gross or net income, profits or gains and taxes on receipts, sales, use, occupation, franchise, value added and personal property, together with all penalties, charges and interest relating to any of them;

      "Tax Letter" means the letter of today's date signed by the Purchaser, Barclays, the Seller, the Managing Agent and the Companies regarding the conduct of each Company's Tax affairs in the Agreed Form and attached hereto as Annex F;

      "Transaction Documents" means this Agreement together with the Novation and Allotment Agreement, the Group Relief Agreement, the Standstill Deeds, the Option Agreement, the Tax Letter, the New Articles, the Mortgage Deed, the Company Rep Letters, the Confirmation of Debt Letter and the Corporate Services Agreement;

      "Trenwick Group" means Trenwick Group Limited any subsidiary or holding company of Trenwick Group Limited and all subsidiaries of any such holding company from time to time; and

      "Trenwick Group Limited" means Trenwick Group Limited, a limited liability company incorporated under the laws of Bermuda, whose principal place of business is at Canon's Court, Victoria Street, Hamilton, Bermuda HM12 (number 27492)).

1.2 References to this Agreement shall include all the Transaction Documents and shall also include any recitals, schedules and annexes to this Agreement and any reference to a Clause or Schedule or Annex is a reference to a clause of or schedule to or annex to this Agreement, unless otherwise provided.

1.3 Any reference to any statute or statutory instrument includes reference to any statutory extensions, modification, amendment, consolidation or re-enactment of, and any subordinate legislation made under, such statute, but any such extension, modification,
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      amendments, consolidation or re-enactment shall not operate to increase the liability of any party to this Agreement.

1.4 A person shall be deemed to be connected with another if that person is connected with such other within the meaning of Section 839 of the ICTA 1988.

1.5 The terms "holding company", "subsidiary undertakings "and "subsidiary" shall have the same meanings in this Agreement as their respective definitions in the Companies Act 1985.

1.6 The Interpretation Act 1978 shall apply to this Agreement in the same way as it applies to an enactment.

2.    AGREEMENT TO SELL THE SHARES

      Sale of the Shares

2.1   (A)   The Seller shall sell with full title guarantee and the Purchaser shall purchase the Shares free from all Encumbrances except as granted to the Purchaser pursuant to the Mortgage Deed and together with all rights and advantages now and hereafter attaching thereto including, without limitation, the right to receive all dividends, distributions or any return of capital declared, paid or made by each Company in respect of the Shares after the date of this Agreement.

      (B) The Seller warrants that so far as it is aware after making enquiries of the Companies and of no other person that the Shares and the Preference Shares (to be allotted and issued pursuant to the Novation and Allotment Agreement) comprise the whole of the share capital of the Companies and that there is no agreement or commitment outstanding other than the issue and allotment of the Preference Shares which requires or may require the allotment or issue of, or accords to any person the right to call for the allotment or issue of, any shares, debentures or securities of any Company.

2.2 In consideration of the Seller agreeing to sell the Shares to the Purchaser in accordance with this Agreement, the Purchaser shall, at Completion, pay the Seller the sum of (pound)3, representing (pound)1 for the entire issued ordinary share capital of each of the Companies. In addition, the Purchaser shall immediately after the signing of this Agreement (excluding the New Articles) enter into the Group Relief Agreement.

2.3   (A)   No liability shall attach to the Seller for breach by it of Clause
            2.1;

      (B) Solely to the extent that the Seller would be, but for the provisions of Clause 2.3(A), liable for a breach of the covenants of title implied by law into the sale with full title guarantee by the Seller of the Shares or of the warranty given in Clause 2.1, LaSalle shall be liable in place of and to the exclusion of the Seller PROVIDED THAT:

            (i) the breach of such implied covenants and warranty arises out of the fraud of the Seller; and

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            (ii)  the Purchaser has first exhausted without success any remedy that it has arising out of the facts or circumstances giving rise to the breach under the Company Rep Letters (including without limitation taking action against the Directors); and

            (iii) the liability of LaSalle under this Clause 2.3(B) is limited to a maximum of(pound)1,000 and shall be reduced pro tanto by any amount recovered under Clause 2.3(B)(ii); and

            (iv) a claim is made under this Clause 2.3(B) against LaSalle by no later than the first anniversary date of Completion; and

            (v) the Purchaser or any member of the Purchaser Group suffers loss, cost or expense by reason of the fact that such breach or the matter giving rise to such breach frustrates, prevents or prejudices the transactions or acts contemplated by the Group Relief Agreement, and only to that extent; and

            (vi) a claim under Clause 2.3(B)(iv) above is notified in writing by that date, containing reasonable details of the claim, and of underlying information on which it is based (including copy documentation). The claim shall be deemed to be withdrawn and shall fail if proceedings in respect of it are not commenced within six months of the date on which such notice is served.

      (C) LaSalle shall have no liability under this Agreement other than as provided in Clause 2.3(B).

2.4   If the Seller fails to prepare accounts in the manner described in Clause
      8.1 the Purchaser may appoint a suitably qualified accountant to prepare such accounts annually at the Seller's expense, such expense not to exceed (pound)20,000 including any amount in respect of VAT payable thereon, and the Seller shall co-operate and provide all reasonable assistance to such accountant to the fullest extent permitted by applicable law. Save as provided in this Clause 2.4 (including, for the avoidance of doubt, the obligation by the Seller to provide all reasonable assistance referred to above), the Seller shall have no other liability to the Purchaser arising from Clause 8.1.

3.    CONDITIONS

3.1 The obligations of the Purchaser and the Seller to buy and sell the Shares pursuant to this Agreement are in all respects conditional upon satisfaction of the Conditions provided that, to the extent not otherwise satisfied, upon payment by Barclays of the amounts as set out in and pursuant to clause 2.2 of the Group Relief Agreement, all the Conditions shall be deemed to be satisfied from such time for all purposes.

3.2 The Seller undertakes to disclose in writing to the Purchaser anything which will or may prevent Condition 1 from being satisfied promptly after it comes to the notice of it.

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3.3   If the Conditions are not satisfied or deemed satisfied by the Completion
      Date then no party shall have any liability or obligation to any other party under this Agreement other than any obligations remaining pursuant to Clause 12.

4.    COMPLETION

4.1   The sale and purchase of the Shares shall take place on the Completion
      Date.

      Delivery of Documents relating to the Shares

4.2 The Seller shall deliver or procure to be delivered to the Purchaser at Completion the following documents (to the extent not already delivered):

      (A) duly executed transfer of the Shares in favour of the Purchaser or as it may direct accompanied by the relevant share certificates;

      (B) such waivers or consents as the Purchaser may require signed by each member of the Companies to enable the Purchaser or its nominees to be registered as holders of the Shares;

      (C) the statutory books of each Company which include for the avoidance of doubt the Register of Members of that Company (which shall be written up to but not including the date of Completion), the certificate of incorporation and common seal (if any) of that Company;

      (D) a copy of the minutes of the meeting of the directors of the Seller, in a form reasonably approved by the Purchaser, authorising the execution, delivery and performance by the Seller of this Agreement such copy to be certified as being correct and remaining in full force and effect, without modification, by the secretary of the Seller;

      (E) all records, books and other documents relevant to the Tax affairs of any of the Companies;

      (F) legal opinions as to due authorisation and enforceability from Appleby, Sperling & Kemp the Seller's and LaSalle's counsel, in the Agreed Form and annexed hereto as Annex M; and

      (G) a confirmatory receipt signed by the Seller in a form reasonably acceptable to the Purchaser for the purchase price of the shares paid by the Purchaser.

      Resolutions of the Companies

4.3 The Directors of each Company shall pass resolutions approving the registration of the transfer of the Shares (which relate to that Company) referred to in Clause 4.2, subject only to their being duly stamped (if applicable) and shall hand to the Purchaser duly certified copies of such resolutions at Completion.

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4.4   At Completion, if not already entered into, the Directors shall procure that the Companies and Trenwick UK Management Services Limited (number 2733994) enter into the Corporate Services Agreement.

      Date and Place

4.5 Completion shall take place on the Completion Date at the offices of Slaughter and May at One Bunhill Row, London EC1Y 8YY or as otherwise agreed between the parties.

5.    PERIOD BETWEEN EXCHANGE AND COMPLETION

5.1   The Directors undertake to procure that, pending Completion:

      (A) the business of the Companies is carried on in the ordinary course and that the Companies do not do anything which would be outside the ordinary course of acting as a Lloyd's corporate member PROVIDED that such undertaking shall not extend to the Companies entering into (and the Purchaser shall take no action to prevent or hinder any of the Companies from entering into) as part of the arrangements for or associated with completion of the purchase by Magicsunny Limited or the shares of, inter alios, the Managing Agent: (i) the Corporate Services Agreement; (ii) the Managing Agent/Oaks Fee Variation Agreement; (iii) the Credit Agreement; (iv) the Interavailability Documentation; (v) the FAL Substitution Documentation; (vi) the Expenses Allocation Agreement; and (vii) loans to and borrowing from any of the other Companies or a loan by Oak Dedicated Limited to Oak Four Dedicated Limited (number 2979555) as contemplated in Part B of Schedule 4 PROVIDED further that any such above mentioned arrangement, agreement or documentation shall not create (i) any obligation on behalf of the Companies which shall or could (subject to the Standstill Deeds) result in any liability to make any payment or (ii) any contractual obligation or arrangement (except for any obligations in favour of Lloyd's which may be contained in the Interavailability Documentation) which shall or could oblige any of the Companies to make any payment (subject to the Standstill Deeds), in each case prior to 2nd January 2005 without the prior written consent of Barclays and FOSPV (the "Proviso"); and

      (B) if it is necessary for any of the Companies, as part of the arrangements for or associated with completion of the purchase by Magicsunny Limited of the shares of, inter alios, the Managing Agent, to enter into any arrangements, agreements, deeds or other documents of a kind not mentioned in the Proviso where to do so would be to act outside the ordinary course of acting as a Lloyd's corporate member, they may enter into any such arrangement, agreement, deed or other document with the prior written consent of Barclays and FOSPV, which shall not unreasonably be withheld or delayed. For the avoidance of doubt if such consent was requested but withheld the withholding of the consent would not be deemed unreasonable if such arrangement, agreement, deed or other document would create (i) any obligation on behalf of the Companies which could (subject to the Standstill Deeds) result in any liability to make any payment or (ii) any contractual obligation or arrangement which could oblige any of the Companies to make any payment (subject to the Standstill Deeds), in each case prior to 2nd January 2005.
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5.2   Without prejudice to the generality of the foregoing in Clause 5.1, pending Completion:

      (A) the Directors shall not, and shall procure that none of the Companies shall, take any step or action (including, without limitation, the presenting of any petition, the convening of any meeting or the approval of any resolution) to instigate or commence the winding-up of any of the Companies, the appointment of any administrator or receiver (including any administrative receiver) to any of the Companies or any other form of insolvency-related procedure in relation to any of the Companies;

      (B) the Directors shall procure that none of the Companies shall issue, or enter into any agreement, option or arrangement to issue, any share capital to any person save for the issue and allotment by each Company of the Preference Shares pursuant to the Novation and Allotment Agreement to the Seller; and

      (C) the Directors shall procure that subject to the Proviso none of the Companies shall incur, or enter into any agreement, option or arrangement to incur, any indebtedness other than ordinary, non-convertible, non-participating debt incurred on commercial terms in the ordinary course of the relevant Company's business of acting as a Lloyd's corporate member.

5.3 The Seller undertakes that it shall not itself do anything to cause the Directors or any other persons who become directors of the Companies to breach the provisions of Clauses 5.1 and 5.2 nor shall it permit the passing of a shareholder resolution before Completion to do any act falling within Clause 5.2(A).

6.    FURTHER OBLIGATIONS

      The Seller and the Purchaser each undertake that they will use all reasonable endeavours to preserve all documents, records, correspondence, accounts and other information relevant for the purposes of determining any liability (including any liability to Tax) of the relevant Company, and respectively give the Purchaser or, as the case may be, the Seller reasonable access thereto, until the later of seven years from the date of Completion and the determination of the Tax computations relating to the relevant Company for the periods up to and including 31st December, 2004.

7.    PURCHASER'S WARRANTIES AND UNDERTAKINGS

      The Purchaser warrants and represents to the Seller as at the date of this Agreement and as at the Completion Date that:

      (A) the Purchaser has the requisite legal right and full power and authority to enter into and perform this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement which when executed will constitute valid and binding obligations on the Purchaser, in accordance with their respective terms;

      (B) the execution and delivery of, and the performance by the Purchaser of its obligations under, this Agreement and any other documents to be executed by the Purchaser pursuant to or in connection with this Agreement will not

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            (i)   result in a breach of any provision of the memorandum or
                  articles of association of the Purchaser;

            (ii) require the consent of the shareholders of the Purchaser, Barclays or of any other person; or

            (iii) result in a breach of, or constitute a default under, any instrument by which the Purchaser is bound; and

      (C) so far as the Purchaser is aware, there are no circumstances which have arisen or are likely to arise which might lead to any transaction required to be carried out under this Agreement being null, void or voidable.

8.    SELLER'S UNDERTAKINGS

8.1 The Seller undertakes that it will, in respect of the accounting reference period for each of the Companies commencing on or before the Completion Date and subsequently each accounting reference period thereafter for each Company, prepare accounts in accordance with UK GAAP which fully consolidate the Companies.

8.2 The Seller undertakes that, immediately prior to Completion, other than in the ordinary course of business as a Lloyd's corporate member, the Companies will not have any indebtedness save as set out in Schedule 4 or otherwise within the scope of the Standstill Deeds.

8.3 The Seller (as the sole shareholder of the Companies) undertakes to pass resolutions to adopt the New Articles by each of the Companies as the articles of association of each Company pursuant to the Novation and Allotment Agreement, and it shall not prior to Completion amend, vary, suspend or replace such articles of association of any of the Companies without the prior written consent of Barclays such consent not to be unreasonably withheld.

9.    SECONDARY LIABILITY FOR OTHER PERSONS' TAXES

9.1 The Purchaser shall pay to the Seller an amount equal to any liability to Tax discharged by the Seller or any member of the Seller Group (other than the Companies) under Sections 767A, 767AA, 767B or 767C ICTA 1988, Sections 190 or 191 of the Taxation of Chargeable Gains Act 1992, Section 132 of the Finance Act 1988 or Section 98 or Schedule 28 of the Finance Act 2000 or any similar provision (each a "secondary liability provision") where:

      (a) the person primarily liable for the Tax is the Purchaser or any member of the Purchaser Group (other than the Companies); or

      (b) the person primarily liable for the Tax is the relevant Company and the income, profits or gains or event, action or transaction giving rise to such liability to Tax accrued or occurred after Completion.

9.2 Clause 9.1 shall not apply to the extent that the Seller or any member of the Seller Group has made recovery in respect of the relevant Tax discharged under any statutory

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      right of indemnity provided for in Section 767B(2) ICTA 1988, Sections
      190(11) or 191(5) of the Taxation of Chargeable Gains Act 1992 or any similar provision.

9.3 Any amount payable under Clause 9.1 shall be due on the later of (a) the date on which the relevant Tax is due to be discharged and (b) the date falling 5 Business Days after the date on which the Seller serves a demand for payment on the other by notice in writing.

10.   DEDUCTIONS

10.1 All sums payable by any of the parties pursuant to this Agreement to another party shall be paid free and clear of all deductions or withholdings whatsoever, save only as may be required by law.

10.2 If any deductions or withholdings are required by law to be made from any of the sums payable as mentioned in Clause 10.1, the payor shall be obliged to pay to the payee such sum as will, after the deduction or withholding has been made, leave the payee in the same after-Tax position as that in which it would have been in the absence of any such requirement to make a deduction or withholding.

10.3 If any party is subject to any liability to Tax in respect of any sum payable to it pursuant to any warranty, undertaking or indemnity set out in this Agreement (other than the consideration for the sale of the Shares), the relevant payor shall pay to the payee such additional amount as, after taking into account such liability to Tax, shall leave the payee in the same after-Tax position as it would have been in had such sum not given rise to such liability to Tax.

11.   BARCLAYS GUARANTEE

11.1 In consideration of the Seller entering into and acting in accordance with this Agreement, Barclays (as principal obligor and not merely as a surety) unconditionally and irrevocably, guarantees as a continuing obligation the proper and punctual performance by the Purchaser of all its obligations (payment or otherwise) under or pursuant to this Agreement, including, without limitation, any payments due to the Seller as a result of any breach of warranty given by the Purchaser under Clause 7.

11.2 As between Barclays and the Seller, but without affecting the Purchaser's obligations, Barclays will be liable under this Clause 11 as if it were the sole principal obligor or debtor and not merely a surety. Accordingly, Barclays' liability hereunder shall not be discharged, affected or impaired by any act or omission or any other events or circumstances whatsoever (whether or not known to the Purchaser, the Seller or Barclays) which would or might (but for this Clause 11) operate to impair or discharge Barclays' liability hereunder if it were not the sole principal debtor including, but without limitation:

      (A) any release of, or granting of time (or any other indulgence, waiver or consent) to, the Purchaser or any other person; or

      (B) the existence, release, validity, taking or renewal of any other security, guarantee, right or remedy taken by the Seller in relation to this Agreement or

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            any enforcement of, neglect to perfect, failure to enforce or release or waiver of any such security, guarantee, right or remedy;
            or

      (C) any amendment to or variation of this Agreement or any security or other guarantee or indemnity relating thereto or any assignment of these guarantees or any such security; or

      (D) any legal limitation, disability, incapacity or other circumstance relating to the Seller, the Purchaser or any other person; or

      (E) any change in the name or constitution of Barclays (or its successors or assigns) or its absorption by or amalgamation with any other undertaking; or

      (F) the making or absence of any demand on the Purchaser or any other person for payment; or

      (G) the dissolution, amalgamation, reconstruction or reorganisation of the Purchaser or any other person; or

      (H) any irregularity, illegality, unenforceability or invalidity of any obligation of the Seller, the Purchaser or any other person under or pursuant to this Agreement or any irregularity, unenforceability, invalidity, illegality or defect of any provision of this Agreement so that the obligations of Barclays hereunder will remain in full force and effect and these guarantees will be construed accordingly as if there were no such irregularity, illegality, unenforceability or invalidity or defect.

11.3 The guarantee given by Barclays is a continuing guarantee and will remain in full force and effect until the obligations (payment or otherwise) and liabilities of the Purchaser under or arising out of (or in connection with) this Agreement have been fully performed or discharged. Furthermore, the obligations of Barclays are additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from Barclays or otherwise and may be enforced without first having recourse to the Purchaser, any other person, any security or any other guarantee or indemnity.

11.4 Unless otherwise agreed between Barclays and the Seller, any release, compromise or discharge of the obligations of Barclays shall be deemed to be made subject to the condition that it will be void if any payment or security which may be or has been received by the Seller is set aside or proves invalid for whatever reason.

11.5 Barclays shall on demand indemnify the Seller against any cost, loss, expense or liability sustained or incurred by the Seller as a result of it being required under any bankruptcy, insolvency, winding-up, dissolution, or similar law of any jurisdiction to refund all or part of any amount received or recovered by it in respect of any sum payable by the Purchaser under this Agreement and shall in any event pay to it on demand the amount as refunded by it.

11.6 Barclays hereby waives any right it may have of first requiring the Seller to proceed against, or enforce any right against, the Purchaser or any other person and, until all obligations (payment or otherwise) and liabilities of the Purchaser under this Agreement have been performed or discharged in full, Barclays shall not:

      (A) be entitled to, and shall not, claim in competition with the Seller in any liquidation, administration, receivership (including administrative receivership) or winding-up or as part of any composition of creditors or scheme of arrangement in relation to the Purchaser or any part of its assets; or

      (B) without the consent of the Seller claim, receive or have the benefit of any payment or distribution from, or on account of, the Purchaser or exercise any counterclaim, right of set-off or lien against the Purchaser or claim the benefit of any security held by the Purchaser so that the Seller shall be entitled to apply any such security as it considers fit;

      (C) without the consent of the Seller exercise or enforce any right to be indemnified by or take the benefit of or enforce any security or other guarantee or indemnity against the Purchaser; or

      (D) exercise any other right or remedy in respect of any amount paid by Barclays pursuant to these guarantees.

11.7 Any amount received or recovered by Barclays as a result of the exercise of any rights pursuant to Clauses 11.6(B) or 11.6(C) will be immediately paid to the Seller.

11.8 If any monies become payable by Barclays under these guarantees, the Purchaser will not (except in the event of the liquidation of the Purchaser) so long as any such monies remain unpaid, pay any monies for the time being due from the Purchaser to Barclays.

11.9 As separate, independent and alternative stipulations, Barclays unconditionally and irrevocably agrees that any sum which, although expressed to be payable by the Purchaser under this Agreement is for any reason (whether or not now existing and whether or not now known or becoming known to the Seller, Barclays or the Purchaser) not recoverable from Barclays on the basis of a guarantee will nevertheless be recoverable from Barclays as it were the sole principal debtor and will be paid by it to the Seller on demand.

12.   MISCELLANEOUS

      Variation

12.1 No variation of this Agreement shall be effective unless in writing and signed by or on behalf of each of the parties to this Agreement.

      Time of the Essence

12.2 Any time, date or period referred to in any provision of this Agreement may be extended by mutual agreement between the parties but as regards any time, date or period originally fixed or any time, date or period so extended, time shall be of the essence.

      Costs

12.3 Save as is expressly provided otherwise in this Agreement, the parties shall each bear all their own legal, accountancy and other costs and expenses incurred respectively by them in connection with this Agreement and the sale of the Shares.

      Notices

12.4 Any notice or other communication requiring to be given or served under or in connection with this Agreement (inlcuding any change to the details below) shall be in writing and shall be sufficiently given or served if delivered or sent:

      (A)   In the case of the Seller to:

            Address:         1 Canterbury Green,
                             Stamford,
                             CT, 06901
                             USA,

            Attention:       Alan Hunte

            Telephone:       00 1 203 353 5545
            Facsimile:       00 1 203 353 5550

            with a copy to LaSalle:

            Address:         Canon's Court,
                             22 Victoria Street,
                             Hamilton,
                             Bermuda,
                             HM12

            Attention:       The President

            Telephone:       + 441-292 3339

            Facsimile:       + 441-292 2656

      (B)   In the case of LaSalle to:

            Address:         Canon's Court,
                             22 Victoria Street,
                             Hamilton,
                             Bermuda,
                             HM12

            Attention:       The President

            Telephone:       + 441-292 3339
            Facsimile:       + 441-292 2656

      (C)   In the case of the Purchaser to:

            Address:                  Barclays Capital
                                      5 The North Colonnade
                                      Canary Wharf
                                      London
                                      E14 4BB

            Attention:                Head of Structured Capital Markets

            Telephone:                020 7623 2323
            Facsimile:                020 7773 1868

      (D)   In the case of Barclays to:

            Address:                  Barclays Capital
                                      5 The North Colonnade
                                      Canary Wharf
                                      London
                                      E14 4BB

            Attention:                Head of Structured Capital Markets

            Telephone:                020 7623 2323
            Facsimile:                020 7773 1868

      (E)   In the case of the Directors to:

            Address:                  c/o Trenwick Managing Agents Limited
                                      2 Minster Court
                                      Mincing Lane
                                      London
                                      EC3R 7FL

            Attention:                Robert Law

            Telephone:                0207 369 3000
            Facsimile:                0207 369 3100

12.5 Any such notice or other communication shall be delivered by hand or sent by courier, or prepaid first class post or by facsimile. If sent by courier such notice or communication shall conclusively be deemed to have been given or served at the time of despatch, in case of service in the United Kingdom, or on the second following Business Day in the case of international service. If sent by post such notice or communication shall conclusively be deemed to have been received three Business Days from the time of posting, in the case of inland mail in the United Kingdom or five Business Days from the time of posting in the case of international mail. If sent by facsimile, such notice or communication shall conclusively be deemed to have been received at the time of sending if during Office Hours otherwise on the next following

      Business Day and provided that the sending of such facsimile is confirmed by telephone by the sender and successful receipt of the facsimile is acknowledged by the recipient.

      Severance

12.6 If any term or provision in this Agreement is held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall not be affected.

      Announcements

12.7 The parties to this Agreement shall and shall procure that their affiliates shall keep strictly confidential details of the transaction contemplated by this Agreement or any ancillary matter and no announcement concerning the same shall be made either before or after Completion by either party without the prior written approval of the other except as may be required to implement this Agreement, any acts or transactions contemplated by it or in documents and matters referred to in or by statute or by any securities exchange or regulatory or governmental body to which any party is subject or submits wherever situated, including (without limitation) The Stock Exchange, the Inland Revenue, The Panel on Take-overs and Mergers, the Bermuda Monetary Authority, the joint provisional liquidators of Trenwick Group Limited and of LaSalle Holdings Limited, any relevant bankruptcy court and the creditors of any member of the Trenwick Group, whether or not the requirement has the force of law.

      Remedies for Breach

12.8 Any remedy expressly conferred on the Purchaser for breach of this Agreement or any other Transaction Document shall be additional and without prejudice to the equitable remedies of specific performance and injunctive relief (but excludes, for the avoidance of doubt, any equitable remedy requiring payment of money) and the exercise of or failure to exercise any remedy to which the Purchaser is expressly entitled shall not constitute a waiver by the Purchaser of this or any of its other rights and remedies expressly provided for in this Agreement or any other Transaction Document.

      Further Assurance

12.9 The Seller shall from time to time and at all times after Completion execute all such deeds and documents as the Purchaser may reasonably require for perfecting the transactions intended to be effected under or pursuant to this Agreement and for vesting in the Purchaser the full benefit of the Shares.

      Entire Agreement

12.10 For the avoidance of doubt, except in relation to the Directors under Clause 5.1 and 5.2, the joint provisional liquidators, officers, directors, employees and agents of any member of the Trenwick Group shall have no liability of any nature to Barclays, the Purchaser or any affiliate, subsidiary or holding company of Barclays or the Purchaser and all subsidiaries of any such holding company from time to time in connection with this Agreement and the matters contemplated by it.

12.11 This Agreement in the form signed by each of the parties and the Transaction Documents together constitute the entire agreement between the parties relating to the sale and purchase of the Shares and no party has relied upon any representation made by any other party or person except for any representation expressly set out in this Agreement or the other Transaction Documents.

      Third Parties

12.12 The parties to this Agreement do not intend that any term of this Agreement should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

      Counterparts

12.13 This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all the counterparts shall together constitute one and the same instrument.

      Assignment

12.14 Neither the Purchaser nor the Seller shall at any time assign all or any part of the benefit of, or its rights or benefits under, this Agreement.

      Governing Law and Submission to Jurisdiction

12.15 This Agreement, the other Transaction Documents and any other documents to be entered into pursuant to them, save as expressly referred to therein, shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement, the other Transaction Documents and such other documents.

      Appointment of Process Agent

12.16 The Seller and LaSalle each hereby irrevocably appoints Fetter Secretaries Limited, 43 Fetter Lane, London EC4A 1JU as its agent for the service of process in England in relation to any matter arising out of this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by the Seller or LaSalle.

12.17 Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law or the right to bring proceedings in any other jurisdiction for the purposes of the enforcement or execution of, any judgment or other settlement in any other courts.

      IN WITNESS whereof this Agreement has been duly executed.

                                   SCHEDULE 1

                  Basic Information about Oak Dedicated Limited

1.    Name:                            Oak Dedicated Limited

2.    Registered Number:               3263556

3.    Date of incorporation:           9th October 1996

4.    Place of incorporation:          Companies House, Cardiff

5.    Address of registered office:    2 Minster Court, Mincing Lane, London
                                       EC3R 7FL

6.    Class of company:                Private Limited Company

7.    Authorised share capital:        (pound)46,100,000 divided into 46,100,000
                                       ordinary shares of (pound)1 each

8.    Issued share capital:            (pound)45,099,726 divided into 45,099,726
                                       ordinary shares of (pound)1 each

9.    Directors:                       Richard Hugh Cripps, Robert David Law and
                                       Michael Clive Watson

10.   Secretary:                       Kevin Keith Ryan

11.   Accounting reference date:       31st December

                Basic Information about Oak Dedicated Two Limited

1.    Name:                            Oak Dedicated Two Limited

2.    Registered Number:               2852607

3.    Date of incorporation:           13th September 1993

4.    Place of incorporation:          Companies House, Cardiff

5.    Address of registered office:    2 Minster Court, Mincing Lane, London
                                       EC3R 7FL

6.    Class of company:                Private Limited Company

7.    Authorised share capital:        (pound)25,460,000 divided into 25,460,000
                                       ordinary shares of (pound)1 each

8.    Issued share capital:            (pound)21,455,661 divided into 21,455,661
                                       ordinary shares of (pound)1 each

9.    Directors:                       Michael Clive Watson, Richard Hugh Cripps
                                       and Robert David Law

10.   Secretary:                       Kevin Keith Ryan

11.   Accounting reference date:       31st December

               Basic Information about Oak Dedicated Three Limited

1.    Name:                            Oak Dedicated Three Limited

2.    Registered Number:               2982085

3.    Date of incorporation:           21st October 1994

4.    Place of incorporation:          Companies House, Cardiff

5.    Address of registered office:    2 Minster Court, Mincing Lane, London
                                       EC3R 7FL

6.    Class of company:                Private Limited Company

7.    Authorised share capital:        (pound)7,720,000 divided into 7,720,000
                                       ordinary shares of (pound)1 each

8.    Issued share capital:            (pound)6,215,755 divided into 6,215,755
                                       ordinary shares of (pound)1 each

9.    Directors:                       Michael Clive Watson, Richard Hugh
                                       Cripps, and Robert David Law

10.   Secretary:                       Kevin Keith Ryan

11.   Accounting reference date:       31st December

                                   SCHEDULE 2

                               Binding Authorities

Synd        Synd    Risk Class        Leader          Stats Code and   Cancellation  Department  MOP          No        EPI 2004
Limit       Line                                      Description      Period                                 Months
                                                                                                              post 1/1

3,765,060   1.25%   FINE ART          AMLIN           906 - MAR-Fine   1             MARINE      101 -           0.5
                                      UNDERWRITING    Art                                        Binding                212
                                      LTD                                                        Authority No
                                                                                                 Declarations

625,000     25.00%  CARGO ALL         TRENWICK        900 - MAR-       1             MARINE      106 -           0.5
                    RISKS EXCL.WAR    MANAGING        General                                    Lineslip No            755
                    ONLY RISKS        AGENTS                                                     Declarations

753,012     12.50%  CARGO ALL         XL              900 - MAR-       60            MARINE      108 - Open      0.5
                    RISKS EXCL.WAR                    General                                    Cover                  314
                    ONLY RISKS

0           12.50%  CARGO ALL         XL              900 - MAR-       60            MARINE      108 - Open      0.5
                    RISKS EXCL.WAR                    General                                    Cover                  208
                    ONLY RISKS

154,000     3.08%   CARGO ALL         WTK             900 - MAR-       1             MARINE      106 -           0.5
                    RISKS EXCL.WAR                    General                                    Lineslip No            233
                    ONLY RISKS                                                                   Declarations

881,566     7.32%   CARGO ALL         XL              900 - MAR-       1             MARINE      106 -           1
                    RISKS EXCL.WAR                    General                                    Lineslip No            1,304
                    ONLY RISKS                                                                   Declarations

0           7.32%   OVERSEAS          XL              900 - MAR-       1             MARINE      106 -           1
                    TERRORISM -                       General                                    Lineslip No            --
                    TRANSPORT                                                                    Declarations

2,280,120   15.14%  CARGO ALL         ACE GLOBAL      932 - MAR-Hulls  1             MARINE      108 - Open      1
                    RISKS EXCL.WAR    MARKETS         as Cargo                                   Cover                  413
                    ONLY RISKS

0           15.14%  OVERSEAS          ACE GLOBAL      932 - MAR-Hulls  1             MARINE      108 - Open      1
                    TERRORISM -       MARKETS         as Cargo                                   Cover                  417
                    TRANSPORT

4,016,060   33.33%  CARGO ALL         AMLIN           900 - MAR-       1             MARINE      101 -           1
                    RISKS EXCL.WAR    UNDERWRITING    General                                    Binding                910
                    ONLY RISKS        LTD                                                        Authority No
                                                                                                 Declarations

750,000       50.00%    ALL RISKS OF      FRANKONA RE       630 -            30      SPECIALTY      101 -        1
                        PHYSICAL LOSS     UK                COMMERCIAL               RISKS          Binding            7,813
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

375,000       50.00%    ALL RISKS OF      FRANKONA RE       630 -            30      SPECIALTY      101 -        1
                        PHYSICAL LOSS     UK                COMMERCIAL               RISKS          Binding            18,750
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

1,000,000     25.00%    ALL RISKS OF      FRANKONA RE       632 - LIGHT      30      SPECIALTY      106 -        1
                        PHYSICAL LOSS     UK                INDUSTRIES               RISKS          Lineslip No        1,563
                        OR DAMAGE                                                                   Declarations
                        OTHER THAN
                        DIRECT PPN RI

489,028       10.91%    ALL RISKS OF      MARKEL            338 -            30      PROPERTY       101 -        1
                        PHYSICAL LOSS                       Commercial Fire                         Binding            7,994
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

310,345       7.50%     ALL RISKS OF      MARKEL            338 -            30      PROPERTY       106 -        1
                        PHYSICAL LOSS                       Commercial Fire                         Lineslip No        6,466
                        OR DAMAGE                                                                   Declarations
                        OTHER THAN
                        DIRECT PPN RI

272,531       2.91%     CARGO ALL         MLM               900 - MAR-       90      MARINE         106 -        1
                        RISKS EXCL.WAR                      General                                 Lineslip No        2,318
                        ONLY RISKS                                                                  Declarations

0             2.91%     OVERSEAS          MLM               900 - MAR-       90      MARINE         106 -        1
                        TERRORISM -                         General                                 Lineslip No        417
                        TRANSPORT                                                                   Declarations

999,990       33.33%    CARGO ALL         MLM               900 - MAR-       1       MARINE         106 -        1
                        RISKS EXCL.WAR                      General                                 Lineslip No        4,861
                        ONLY RISKS                                                                  Declarations

600,000       20.00%    ALL RISKS OF      SYNDICATE 218     338 -            30      PROPERTY       101 -        1
                        PHYSICAL LOSS                       Commercial Fire                         Binding            7,500
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

500,000       100.00%   UK HOUSEHOLD      SYNDICATE 839 322 - Combined       30      PROPERTY       101 -        1
                                                                                                    Binding              8,333
                                                                                                    Authority No
                                                                                                    Declarations

250,000       100.00%  HULLS OF           TRENWICK          801 - SINGLE     30      GENERAL        106 -        1
                       AIRCRAFT           MANAGING          PISTON                   AVIATION       Lineslip No        3,229
                       INCLUDING          AGENTS                                                    Declarations
                       SPARES AND
                       LOSS OF USE
                       (EX WAR RISKS,
                       SPAC

1,225,211     13.56%   CARGO ALL          TRENWICK          900 - MAR-       1       MARINE         106 -        1
                       RISKS EXCL.WAR     MANAGING          General                                 Lineslip No        1,974
                       ONLY RISKS         AGENTS                                                    Declarations

0             13.56%   OVERSEAS           TRENWICK          900 - MAR-       1       MARINE         106 -        1
                       TERRORISM -        MANAGING          General                                 Lineslip No        417
                       TRANSPORT          AGENTS                                                    Declarations

753,012       100.00%  ALL RISKS OF       TRENWICK          630 -            30      SPECIALTY      106 -        1
                       PHYSICAL LOSS      MANAGING          COMMERCIAL               RISKS          Lineslip No        2,730
                       OR DAMAGE          AGENTS -                                                  Declarations
                       OTHER THAN         SYNDICATE 839
                       DIRECT PPN RI

2,000,001     66.67%   ERRORS &           TRENWICK          579 - Financial  30      CASUALTY       101 -        1
                       OMMISSIONS/PR      VARIOUS           Consultants                             Binding            61,637
                       OFESSIONAL                                                                   Authority No
                       INDEMNITY                                                                    Declarations

1,882,530     12.50%   CARGO ALL          WELLINGTON        900 - MAR-       1       MARINE         106 -        1
                       RISKS EXCL.WAR                       General                                 Lineslip No        4,393
                       ONLY RISKS                                                                   Declarations

0             12.50%   OVERSEAS           WELLINGTON        900 - MAR-       1       MARINE         106 -        1
                       TERRORISM -                          General                                 Lineslip No        417
                       TRANSPORT                                                                    Declarations

1,384,940     4.60%    CARGO ALL          WELLINGTON        900 - MAR-       1       MARINE         106 -        1
                       RISKS EXCL.WAR                       General                                 Lineslip No        4,039
                       ONLY RISKS                                                                   Declarations

0             4.60%    OVERSEAS           WELLINGTON        900 - MAR-       1       MARINE         106 -        1
                       TERRORISM -                          General                                 Lineslip No        417
                       TRANSPORT                                                                    Declarations

178,500       7.14%    ALL RISKS OF       WELLINGTON        338 -            30      PROPERTY       101 -        1
                       PHYSICAL LOSS      2020              Commercial Fire                         Binding            2,231
                       OR DAMAGE                                                                    Authority No
                       OTHER THAN                                                                   Declarations
                       DIRECT PPN RI

1,174,880     5.91%     CARGO ALL         WTK              900 - MAR-        1       MARINE         108 - Open   1
                        RISKS EXCL.WAR                     General                                  Cover               8,026
                        ONLY RISKS

0             5.91%     OVERSEAS          WTK              900 - MAR-        1       MARINE         108 - Open   1
                        TERRORISM -                        General                                  Cover               417
                        TRANSPORT

978,012       6.49%     CARGO ALL         XL               924 - MAR-        1       MARINE         106 -        1
                        RISKS EXCL.WAR                     Chilled                                  Lineslip No         456
                        ONLY RISKS                                                                  Declarations

101,626       100.00%   ALL RISKS OF      TRENWICK         634 - SPECIAL     30      SPECIALTY      101 -        1
                        PHYSICAL LOSS     VARIOUS          RISKS                     RISKS          Binding             18,198
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

3,256,500     0.50%     VESSELS WAR       PJG              276 - MAR-Hull    1       MARINE         108 - Open   1
                        AND/OR                             War - Covers                             Cover               1,315
                        CONFISCATION

3,018,072     0.50%     VESSELS WAR       PJG              276 - MAR-Hull    1       MARINE         108 - Open   1.5
                        AND/OR                             War - Covers                             Cover               132
                        CONFISCATION

1,525,836     9.21%     LEGAL LIABILITY   TRENWICK         914 - MAR-        1       MARINE         108 - Open   1.5
                        FOR CARGO &       MANAGING         Shipowner                                Cover               2,081
                        PROPERTY          AGENTS           Liability to Cargo

0             12.75%    AIRCRAFT          AGM2488 ACE      311 -             30      GENERAL        106 -        2
                        OPERATOR'S &      GLOBAL           Miscellaneous             AVIATION       Lineslip No         2,223
                        OWNERS LEGAL                                                                Declarations
                        LIABILITY

0             12.75%    AIRCRAFT          AGM2488 ACE      311 -             30      GENERAL        106 -        2
                        OPERATOR'S &      GLOBAL           Miscellaneous             AVIATION       Lineslip No         1,934
                        OWNERS LEGAL                                                                Declarations
                        LIABILITY

4,110,392     1.95%     GENERAL           AMLIN            270 - MAR-        1       MARINE         101 -        2
                        SPECIE INC        UNDERWRITING     Specie                                   Binding             8,221
                        VAULT             LTD                                                       Authority No
                                                                                                    Declarations

376,506       6.25%     CARGO ALL         BRIT             900 - MAR-        1       MARINE         101 -        2
                        RISKS EXCL.WAR    SYNDICATE        General                                  Binding             3,765
                        ONLY RISKS        2987                                                      Authority No
                                                                                                    Declarations

0             0.00%     CARGO ALL         PWH               900 - MAR-       90      MARINE         106 -        2
                        RISKS EXCL.WAR                      General                                 Lineslip No        12,550
                        ONLY RISKS                                                                  Declarations

1,000,000     50.00%    UK HOUSEHOLD      SYNDICATE 839 322 - Combined       30      PROPERTY       101 -        2
                                                                                                    Binding            9,063
                                                                                                    Authority No
                                                                                                    Declarations

2,000,000     100.00%   ERRORS &          TRENWICK          625 -            30      CASUALTY       101 -        2
                        OMMISSIONS/       MANAGING          CONSTRUCTION                            Binding            58,125
                        PROFESSIONAL      AGENTS -                                                  Authority No
                        INDEMNITY         SYNDICATE 839     CONSULTANTS                             Declarations

81,325        9.00%     SPECIE IN SITU    COF               972 - MAR-       1       MARINE         101 -        2
                        AND               O'FARRELL         Jewellery/                              Binding            2,621
                        JEWELLER'S                          Jewellers Block                         Authority No
                        BLOCK AND                                                                   Declarations
                        SIMILAR ...

500,000       50.00%    ALL RISKS OF      SYNDICATE 218     338 -            60      PROPERTY       101 -        2
                        PHYSICAL LOSS                       Commercial Fire                         Binding            10,000
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

3,000,000     100.00%   ERRORS &          TRENWICK          579 - Financial  30      CASUALTY       101 -        2
                        OMMISSIONS/PR     VARIOUS           Consultants                             Binding            904,167
                        OFESSIONAL                                                                  Authority No
                        INDEMNITY                                                                   Declarations

6,024         10.00%    CARGO ALL         TRENWICK          977 - MAR-       1       MARINE         106 -        2
                        RISKS EXCL.WAR    MANAGING          SHIPS CASH                              Lineslip No        113
                        ONLY RISKS        AGENTS                                                    Declarations

1,204,819     40.00%    OVERSEAS          TRENWICK          473 - CASH/      30      CASUALTY       106 -        2
                        TERRORISM -       MANAGING          GOODS IN                                Lineslip No        154
                        TRANSPORT         AGENTS -          TRANSIT                                 Declarations
                                          SYNDICATE 839     GENERAL

741,428       24.62%    ARMOURED          TRENWICK          473 - CASH/      30      CASUALTY       106 -        2
                        CARRIERS AND      VARIOUS           GOODS IN                                Lineslip No        62,713
                        CASH IN                             TRANSIT                                 Declarations
                        TRANSIT                             GENERAL

451,807       100.00%   HULLS OF          TRENWICK          810 - PISTON     30      GENERAL        106 -        3
                        AIRCRAFT          MANAGING                                   AVIATION       Lineslip No        56,164
                        INCLUDING         AGENTS                                                    Declarations
                        SPARES AND
                        LOSS OF USE
                        (EX WAR RISKS,
                        SPAC

1,626,016     40.00%   ERRORS &           TRENWICK          556 -            30      CASUALTY       101 -        3
                       OMMISSIONS/        MANAGING          Miscellaneous                           Binding            997,521
                       PROFESSIONAL       AGENTS -                                                  Authority No
                       INDEMNITY          SYNDICATE 839                                             Declarations

3,863,600     1.44%    GENERAL            ACE GLOBAL        270 - MAR-       90      MARINE         110 - Treaty 3
                       SPECIE INC         MARKETS           Specie                                                     16
                       VAULT

648,668       2.28%    HULLS OF           AGM               319 - Treaty     0       AVIATION       110 - Treaty 3
                       AIRCRAFT                                                                                        42,311
                       INCLUDING
                       SPARES AND
                       LOSS OF USE
                       (EX WAR RISKS,
                       SPAC

326,558       12.47%   BANKERS            AGM2488 ACE       488 - FIN INST   30      CASUALTY       106 -        3
                                          GLOBAL            BBB PI                                  Lineslip No        96,805
                                                                                                    Declarations

924,380       12.82%   CARGO ALL          AMLIN             942 - MAR-       1       MARINE         108 - Open   3
                       RISKS EXCL.WAR     UNDERWRITING      Commodities                             Cover              1,947
                       ONLY RISKS         LTD               General

1,127,000     11.27%   CARGO ALL          BRIT              900 - MAR-       1       MARINE         101 -        3
                       RISKS EXCL.WAR     SYNDICATE         General                                 Binding            9,192
                       ONLY RISKS         2987                                                      Authority No
                                                                                                    Declarations

858,434       5.70%    CARGO ALL          HAYWARD           910 - MAR-Oil    7       MARINE         110 - Treaty 3
                       RISKS EXCL.WAR                                                                                  2,672
                       ONLY RISKS

600,000       12.00%   ALL RISKS OF       MARKEL            338 -            30      PROPERTY       101 -        3
                       PHYSICAL LOSS                        Commercial Fire                         Binding            101,250
                       OR DAMAGE                                                                    Authority No
                       OTHER THAN                                                                   Declarations
                       DIRECT PPN RI

896,792       2.22%    GENERAL            MARLBOROUGH       270 - MAR-       90      MARINE         110 - Treaty 3
                       SPECIE INC         UNDERWRITING      Specie                                                     1,572
                       VAULT              AGENCY LTD

4,035,480     3.57%    GENERAL             MKL              270 - MAR-       1       MARINE         110 - Treaty 3
                       SPECIE INC                           Specie                                                     719
                       VAULT

4,035,480     3.57%    FINE ART            MKL              906 - MAR-Fine   1       MARINE         110 - Treaty 3
                                                            Art                                                        1,468

2,421,301     3.56%    CARGO ALL           MKL              900 - MAR-       1       MARINE         110 - Treaty 3
                       RISKS EXCL.WAR                       General                                                    1,431
                       ONLY RISKS

150,602       5.00%    SPECIE IN SITU      MLM              972 - MAR-       1       MARINE         101 -        3
                       AND                                  Jewellery/                              Binding            18,825
                       JEWELLER'S                           Jewellers Block                         Authority No
                       BLOCK AND                                                                    Declarations
                       SIMILAR ...

41,024        9.08%    SPECIE IN SITU      MLM              972 - MAR-       1       MARINE         101 -        3
                       AND                                  Jewellery/                              Binding            50
                       JEWELLER'S                           Jewellers Block                         Authority No
                       BLOCK AND                                                                    Declarations
                       SIMILAR ...

602,410       25.00%   CARGO ALL           PWH              900 - MAR-       90      MARINE         110 - Treaty 3
                       RISKS EXCL.WAR                       General                                                    2,270
                       ONLY RISKS

1,273,500     25.47%   ERRORS &            RJW 683          625 -            30      CASUALTY       106 -        3
                       OMMISSIONS/                          CONSTRUCTION                            Lineslip No        509,400
                       PROFESSIONAL                         CONSULTANTS                             Declarations
                       INDEMNITY

0             7.50%    SPACE RISKS         SPL 5000         315 -            0       AVIATION       106 -        3
                       LIABILITY                            Liabilities                             Lineslip No        6,036
                                                                                                    Declarations

61,105        13.95%   OVERSEAS            SYNDICATE        335 - Adf & T    30      PROPERTY       101 -        3
                       MOTOR VEHICLE       2001             Commercial                              Binding            9,623
                       PHYSICAL                                                                     Authority No
                       DAMAGE                                                                       Declarations

200,000       10.00%   UK HOUSEHOLD        SYNDICATE 623    322 - Combined   60      PROPERTY       101 -        3
                                                                                                    Binding            55,000
                                                                                                    Authority No
                                                                                                    Declarations

25,000        100.00%  UK HOUSEHOLD        SYNDICATE 839    323 - Contents   30      PROPERTY       101 -        3
                                                                                                    Binding            32,500
                                                                                                    Authority No
                                                                                                    Declarations

25,000        100.00%  UK HOUSEHOLD        SYNDICATE 839    323 - Contents   30      PROPERTY       101 -        3
                                                                                                    Binding            10,000
                                                                                                    Authority No
                                                                                                    Declarations

172,407       25.00%   ALL RISKS OF        SYNDICATE 839    345 - General    90      PROPERTY       101 -        3
                       PHYSICAL LOSS                        Miscellaneous                           Binding            13,382
                       OR DAMAGE                                                                    Authority No
                       OTHER THAN                                                                   Declarations
                       DIRECT PPN RI

1,500,000     100.00%  UK HOUSEHOLD        SYNDICATE 839    322 - Combined   90      PROPERTY       101 -        3
                                                                                                    Binding            125,000
                                                                                                    Authority No
                                                                                                    Declarations

1,500,000     100.00%  UK HOUSEHOLD        SYNDICATE 839    322 - Combined   90      PROPERTY       101 -        3
                                                                                                    Binding            225,000
                                                                                                    Authority No
                                                                                                    Declarations

132,759       35.00%   EU & EEA            SYNDICATE 839    335 - Adf & T    100     PROPERTY       101 -        3
                       MOTOR PD ONLY                        Commercial                              Binding            38,470
                       (EX UK)                                                                      Authority No
                                                                                                    Declarations

3,024,621     49.50%   ALL RISKS OF        SYNDICATE 839    327 - Caravan    30      PROPERTY       101 -        3
                       PHYSICAL LOSS                        Static                                  Binding            5,441
                       OR DAMAGE                                                                    Authority No
                       OTHER THAN                                                                   Declarations
                       DIRECT PPN RI

278,514       26.92%   ALL RISKS OF        SYNDICATE 839    345 - General    90      PROPERTY       101 -        3
                       PHYSICAL LOSS                        Miscellaneous                           Binding            24,022
                       OR DAMAGE                                                                    Authority No
                       OTHER THAN                                                                   Declarations
                       DIRECT PPN RI

614,699       20.41%   LEGAL LIABILITY     TRENWICK         914 - MAR-       1       MARINE         106 -        3
                       FOR CARGO &         MANAGING         Shipowner                               Lineslip No        1,729
                       PROPERTY            AGENTS           Liability to                            Declarations
                                                            Cargo

451,807       25.00%   CARGO ALL           TRENWICK         900 - MAR-       1       MARINE         106 -        3
                       RISKS EXCL.WAR      MANAGING         General                                 Lineslip No        8,472
                       ONLY RISKS          AGENTS                                                   Declarations

386,997       100.00%  ERRORS &           TRENWICK          624 -            30      CASUALTY       101 -        3
                       OMMISSIONS/        MANAGING          PROPERTY                                Binding            3,389
                       PROFESSIONAL       AGENTS -                                                  Authority No
                       INDEMNITY          SYNDICATE 839                                             Declarations

46,204        4.62%    ERRORS &           TRENWICK          624 -            30      CASUALTY       101 -        3
                       OMMISSIONS/        VARIOUS           PROPERTY                                Binding            1,155
                       PROFESSIONAL                                                                 Authority No
                       INDEMNITY                                                                    Declarations

6,897         1.00%    ERRORS &           TRENWICK          624 -            30      CASUALTY       101 -        3
                       OMMISSIONS/        VARIOUS           PROPERTY                                Binding            17
                       PROFESSIONAL                                                                 Authority No
                       INDEMNITY                                                                    Declarations

1,500,000     100.00%  ALL RISKS OF       TRENWICK          632 - LIGHT      30      SPECIALTY      101 -        3
                       PHYSICAL LOSS      VARIOUS           INDUSTRIES               RISKS          Binding            37,500
                       OR DAMAGE                                                                    Authority No
                       OTHER THAN                                                                   Declarations
                       DIRECT PPN RI

672,585       2.50%    CARGO ALL          WELLINGTON        900 - MAR-       1       MARINE         110 - Treaty 3
                       RISKS EXCL.WAR                       General                                                    11,578
                       ONLY RISKS

881,566       7.32%    CARGO ALL          XL                975 - MAR-Fish   1       MARINE         106 -        3
                       RISKS EXCL.WAR                                                               Lineslip No        12,397
                       ONLY RISKS                                                                   Declarations

0             7.50%    OVERSEAS           XL                975 - MAR-Fish   1       MARINE         106 -        3
                       TERRORISM -                                                                  Lineslip No        1,250
                       TRANSPORT                                                                    Declarations

2,602,410     2.70%    CARGO ALL          ADVENT            935 - MAR-       1       MARINE         106 -        3
                       RISKS EXCL.WAR                       Military                                Lineslip No        610
                       ONLY RISKS                           Equipment                               Declarations

1,612,900     16.13%   CARGO ALL          TRENWICK          900 - MAR-       1       MARINE         101 -        3
                       RISKS EXCL.WAR     MANAGING          General                                 Binding            21,169
                       ONLY RISKS         AGENTS                                                    Authority No
                                                                                                    Declarations

0             16.13%   OVERSEAS           TRENWICK          900 - MAR-       1       MARINE         101 -        3
                       TERRORISM -        MANAGING          General                                 Binding            625
                       TRANSPORT          AGENTS                                                    Authority No
                                                                                                    Declarations

1,000         100.00%  ALL RISKS OF       SYNDICATE         839 345 -        90      PROPERTY       101 -        4
                       PHYSICAL LOSS                        General                                 Binding            5,000
                       OR DAMAGE                            Miscellaneous                           Authority No
                       OTHER THAN                                                                   Declarations
                       DIRECT PPN RI


362,952       4.82%     CARGO ALL         ADVENT            900 - MAR-       90      MARINE         110 - Treaty 4
                        RISKS EXCL.WAR                      General                                                    15,728
                        ONLY RISKS

1,204,819     100.00%   ALL RISKS OF      TRENWICK          630 -            30      SPECIALTY      106 -        4
                        PHYSICAL LOSS     MANAGING          COMMERCIAL               RISKS          Lineslip No        38,482
                        OR DAMAGE         AGENTS -                                                  Declarations
                        OTHER THAN        SYNDICATE 839
                        DIRECT PPN RI

800,000       20.00%    ALL RISKS OF      SYNDICATE 623     338 -            30      PROPERTY       101 -        4
                        PHYSICAL LOSS                       Commercial Fire                         Binding            100,000
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

163,200       4.08%     ALL RISKS OF      ACE               338 -            60      PROPERTY       101 -        4
                        PHYSICAL LOSS     SYNDICATE         Commercial Fire                         Binding            6,902
                        OR DAMAGE         2488                                                      Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

1,020,950     29.17%    ALL RISKS OF      AFB               630 -            30      SPECIALTY      106 -        4
                        PHYSICAL LOSS                       COMMERCIAL               RISKS          Lineslip No        91,156
                        OR DAMAGE                                                                   Declarations
                        OTHER THAN
                        DIRECT PPN RI

0             13.58%    AVIATION          AMLIN             299 - AIRPORT    0       AVIATION       101 -        4
                        PREMISES ETC                        AUTHORITIES                             Binding            175,301
                        LEGAL LIAB                                                                  Authority No
                        DIRECT                                                                      Declarations

3,500,375     34.15%    UK HOUSEHOLD      JRC               322 - Combined   30      PROPERTY       101 -        4
                                          UNDERWRITING                                              Binding            56,917
                                          AGENCIES                                                  Authority No
                                                                                                    Declarations

28,976        9.62%     GENERAL           PJG               270 - MAR-       1       MARINE         102 -        4
                        SPECIE INC                          Specie                                  Binding            18,207
                        VAULT                                                                       Material

16,024        10.64%    GENERAL           PJG               270 - MAR-       1       MARINE         102 -        4
                        SPECIE INC                          Specie                                  Binding            11,617
                        VAULT                                                                       Material

50,000        100.00%   UK HOUSEHOLD      SYNDICATE 839     323 - Contents   30      PROPERTY       101 -        4
                                                                                                    Binding            123,333
                                                                                                    Authority No
                                                                                                    Declarations

50,000        100.00%   UK HOUSEHOLD      SYNDICATE 839     323 - Contents   30      PROPERTY       101 -        4
                                                                                                    Binding            9,333
                                                                                                    Authority No
                                                                                                    Declarations

1             100.00%   UK HOUSEHOLD      SYNDICATE 839     322 - Combined   30      PROPERTY       101 -        4
                                                                                                    Binding            0
                                                                                                    Authority No
                                                                                                    Declarations

100,000       100.00%   HULLS OF          TRENWICK          308 - Non-       30      GENERAL        101 -        4
                        AIRCRAFT          MANAGING          Commercial               AVIATION       Binding            40,000
                        INCLUDING         AGENTS                                                    Authority No
                        SPARES AND                                                                  Declarations
                        LOSS OF USE
                        (EX WAR RISKS,
                        SPAC

882,353       50.00%    CARGO ALL         TRENWICK          100 - General    1       MARINE         101 -        4
                        RISKS EXCL.WAR    MANAGING          Cargo                                   Binding            12,083
                        ONLY RISKS        AGENTS                                                    Authority No
                                                                                                    Declarations

553,000       6.56%     CARGO ALL         XL                981 - MAR-       1       MARINE         101 -        4
                        RISKS EXCL.WAR                      Commodities                             Binding            14,813
                        ONLY RISKS                          Cotton                                  Authority No
                                                                                                    Declarations

395,000       6.56%     CARGO ALL         XL                921 - MAR-       1       MARINE         101 -        4
                        RISKS EXCL.WAR                      Tobacco                                 Binding            19,750
                        ONLY RISKS                                                                  Authority No
                                                                                                    Declarations

539,912       17.50%    ALL RISKS OF      JAT               632 - LIGHT      30      SPECIALTY      106 -        4
                        PHYSICAL LOSS                       INDUSTRIES               RISKS          Lineslip No        28,621
                        OR DAMAGE                                                                   Declarations
                        OTHER THAN
                        DIRECT PPN RI

75,301        25.00%    ALL RISKS OF      KILN 510          633 -            30      SPECIALTY      106 -        4
                        PHYSICAL LOSS                       PERSONAL                 RISKS          Lineslip No        9,527
                        OR DAMAGE                           LINES                                   Declarations
                        OTHER THAN
                        DIRECT PPN RI

1,004,015     33.33%    CARGO ALL         WELLINGTON        900 - MAR-       1       MARINE         101 -        4
                        RISKS EXCL.WAR                      General                                 Binding            35,141
                        ONLY RISKS                                                                  Authority No
                                                                                                    Declarations

434,800       21.74%    CARGO ALL         WELLINGTON        950 - MAR-Elec   1       MARINE         106 -        4
                        RISKS EXCL.WAR                      Goods Mobile                            Lineslip No        27,175
                        ONLY RISKS                          Phones                                  Declarations

3,000,000     100.00%   ERRORS &          TRENWICK          579 - Financial  30      CASUALTY       101 -        5
                        OMMISSIONS/       MANAGING          Consultants                             Binding            109,375
                        PROFESSIONAL      AGENTS -                                                  Authority No
                        INDEMNITY         SYNDICATE 839                                             Declarations

1,673,358     18.52%    CARGO ALL         TALBOT            932 - MAR-Hulls  1       MARINE         108 - Open   5
                        RISKS EXCL.WAR                      as Cargo                                Cover              3,370
                        ONLY RISKS

1,111,000     33.33%    CARGO ALL         MLM               975 - MAR-Fish   1       MARINE         106 -        5
                        RISKS EXCL.WAR                                                              Lineslip No        6,481
                        ONLY RISKS                                                                  Declarations

223,675       7.43%     GENERAL           MLM               270 - MAR-       1       MARINE         106 -        5
                        SPECIE INC                          Specie                                  Lineslip No        13,514
                        VAULT                                                                       Declarations

963,855       16.00%    LEGAL LIABILITY   TRENWICK          914 - MAR-       1       MARINE         106 -        5
                        FOR CARGO &       MANAGING          Shipowner                               Lineslip No        482
                        PROPERTY          AGENTS            Liability to                            Declarations
                                                            Cargo

150,633       33.34%    CARGO ALL         TRENWICK          900 - MAR-       1       MARINE         106 -        5
                        RISKS EXCL.WAR    MANAGING          General                                 Lineslip No        36,968
                        ONLY RISKS        AGENTS                                                    Declarations

0             33.34%    OVERSEAS          TRENWICK          978 - MAR-       1       MARINE         106 -        5
                        TERRORISM -       MANAGING          Terrorism                               Lineslip No        2,083
                        TRANSPORT         AGENTS                                                    Declarations

1,500,000     50.00%    ERRORS &          TRENWICK          579 - Financial  30      CASUALTY       106 -        5
                        OMMISSIONS/       MANAGING          Consultants                             Lineslip No        2,554,250
                        PROFESSIONAL      AGENTS -                                                  Declarations
                        INDEMNITY         SYNDICATE 839

1,195,783     7.94%     CARGO ALL         WELLINGTON        100 - General    1       MARINE         106 -        5
                        RISKS EXCL.WAR                      Cargo                                   Lineslip No        26,158
                        ONLY RISKS                                                                  Declarations

623,494       3.45%     CARGO ALL         WTK               900 - MAR-       1       MARINE         106 -        5
                        RISKS EXCL.WAR                      General                                 Lineslip No        2,923
                        ONLY RISKS                                                                  Declarations

5,868,976     12.99%   CARGO ALL          XL                100 - General    1       MARINE         106 -        5
                       RISKS EXCL.WAR                       Cargo                                   Lineslip No        48,908
                       ONLY RISKS                                                                   Declarations

2,068,966     100.00%  ERRORS &           TRENWICK          625 -            30      CASUALTY       101 -        5
                       OMMISSIONS/PR      MANAGING          CONSTRUCTION                            Binding            208,333
                       OFESSIONAL         AGENTS -          CONSULTANTS                             Authority No
                       INDEMNITY          SYNDICATE 839                                             Declarations

301,205       100.00%  ALL RISKS OF       TRENWICK          633 -            30      SPECIALTY      106 -        5
                       PHYSICAL LOSS      MANAGING          PERSONAL                 RISKS          Lineslip No        99,523
                       OR DAMAGE          AGENTS -          LINES                                   Declarations
                       OTHER THAN         SYNDICATE 839
                       DIRECT PPN RI

0             11.72%   AIRCRAFT           AMLIN             805 - TWIN       30      GENERAL        101 -        6
                       OPERATOR'S &       INSURANCE                                  AVIATION       Binding            4,222
                       OWNERS LEGAL       SERVICES                                                  Authority No
                       LIABILITY                                                                    Declarations

0             5.00%    AIRCRAFT           AMLIN             316 -            0       AVIATION       108 - Open   6
                       OPERATOR'S &                         Contingency/Re                          Cover              3,954
                       OWNERS LEGAL                         possession
                       LIABILITY

0             0.00%    CARGO ALL          AMLIN             900 - MAR-       1       MARINE         101 -        6
                       RISKS EXCL.WAR     UNDERWRITING      General                                 Binding            101,657
                       ONLY RISKS         LTD                                                       Authority No
                                                                                                    Declarations

1,000,000     25.00%   UK HOUSEHOLD       JRC               322 - Combined   30      PROPERTY       101 -        6
                                          UNDERWRITING                                              Binding            14,663
                                          AGENCIES                                                  Authority No
                                                                                                    Declarations

0             0.00%    FINE ART           PJG               906 - MAR-Fine   1       MARINE         106 -        6
                                                            Art                                     Lineslip No        1,762
                                                                                                    Declarations

2,500,000     5.00%    FINE ART           SVB               906 - MAR-Fine   1       MARINE         106 -        6
                                                            Art                                     Lineslip No        9,063
                                                                                                    Declarations

336,323       25.00%   ALL RISKS OF       SYNDICATE 780     322 - Combined   90      PROPERTY       101 -        6
                       PHYSICAL LOSS                                                                Binding            17,976
                       OR DAMAGE                                                                    Authority No
                       OTHER THAN                                                                   Declarations
                       DIRECT PPN RI

656,761       100.00%  OVERSEAS            SYNDICATE 839    335 - Adf & T   30       PROPERTY       101 -        6
                       MOTOR VEHICLE                        Commercial                              Binding            19,397
                       PHYSICAL                                                                     Authority No
                       DAMAGE                                                                       Declarations

20,834        20.83%   ALL RISKS OF        SYNDICATE 839    345 - General   90       PROPERTY       101 -        6
                       PHYSICAL LOSS                        Miscellaneous                           Binding            29,532
                       OR DAMAGE                                                                    Authority No
                       OTHER THAN                                                                   Declarations
                       DIRECT PPN RI

602,410       20.00%   CARGO ALL           TRENWICK         900 - MAR-      1        MARINE         106 -        6
                       RISKS EXCL.WAR      MANAGING         General                                 Lineslip No        2,309
                       ONLY RISKS          AGENTS                                                   Declarations

602,410       20.00%   OVERSEAS            TRENWICK         900 - MAR-      1        MARINE         106 -        6
                       TERRORISM -         MANAGING         General                                 Lineslip No        2,500
                       TRANSPORT           AGENTS                                                   Declarations

344,828       50.00%   ALL RISKS OF        TRENWICK         631 - LEISURE   30       SPECIALTY      106 -        6
                       PHYSICAL LOSS       MANAGING                                  RISKS          Lineslip No        46,543
                       OR DAMAGE           AGENTS -                                                 Declarations
                       OTHER THAN          SYNDICATE 839
                       DIRECT PPN RI

376,506       25.00%   CARGO ALL           TRENWICK         900 - MAR-      1        MARINE         106 -        7
                       RISKS EXCL.WAR      MANAGING         General                                 Lineslip No        2,965
                       ONLY RISKS          AGENTS                                                   Declarations

197,545       13.64%   CARGO ALL           TRENWICK         900 - MAR-      1        MARINE         101 -        7
                       RISKS EXCL.WAR      MANAGING         General                                 Binding            20,578
                       ONLY RISKS          AGENTS                                                   Authority No
                                                                                                    Declarations

197,545       13.64%   CARGO ALL           TRENWICK         900 - MAR-      1        MARINE         101 -        7
                       RISKS EXCL.WAR      MANAGING         General                                 Binding            7,683
                       ONLY RISKS          AGENTS                                                   Authority No
                                                                                                    Declarations

1,004,015     33.33%   CARGO ALL           AMLIN            909 - MAR-      30       MARINE         108 - Open   7
                       RISKS EXCL.WAR      UNDERWRITING     Voyage Freight                          Cover              1,874
                       ONLY RISKS          LTD

115,517       33.50%   FIRE AND PERILS     KILN 510         630 -           30       SPECIALTY      106 -        7
                                                            COMMERCIAL               RISKS          Lineslip No        31,632
                                                                                                    Declarations

1,149,310     33.33%    ALL RISKS OF      KILN 510          630 -            30      SPECIALTY      106 -        7
                        PHYSICAL LOSS                       COMMERCIAL               RISKS          Lineslip No        249,926
                        OR DAMAGE                                                                   Declarations
                        OTHER THAN
                        DIRECT PPN RI

200,000       100.00%   ALL RISKS OF      SYNDICATE 839     339 - Musical    30      PROPERTY       101 -        7
                        PHYSICAL LOSS                       Instruments                             Binding            75,833
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

727,789       4.03%     CARGO ALL         WTK               900 - MAR-       1       MARINE         106 -        7
                        RISKS EXCL.WAR                      General                                 Lineslip No        1,087
                        ONLY RISKS                                                                  Declarations

753,012       25.00%    CARGO ALL         AMLIN             909 - MAR-       60      MARINE         106 -        8
                        RISKS EXCL.WAR    UNDERWRITING      Voyage Freight                          Lineslip No        798
                        ONLY RISKS        LTD                                                       Declarations

1,807,229     20.00%    CARGO ALL         TRENWICK          900 - MAR-       1       MARINE         101 -        8
                        RISKS EXCL.WAR    MANAGING          General                                 Binding            55,422
                        ONLY RISKS        AGENTS                                                    Authority No
                                                                                                    Declarations

482,759       7.00%     ARMOURED          WELLINGTON        270 - MAR-       1       MARINE         106 -        8
                        CARRIERS AND                        Specie                                  Lineslip No        8,936
                        CASH IN                                                                     Declarations
                        TRANSIT

232,775       25.00%    ALL RISKS OF      SYND 1200         338 -            60      PROPERTY       101 -        8
                        PHYSICAL LOSS                       Commercial Fire                         Binding            14,445
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

1,013,178     11.25%    CARGO ALL         WELLINGTON        900 - MAR-       1       MARINE         110 - Treaty 8
                        RISKS EXCL.WAR                      General                                                    2,372
                        ONLY RISKS

25,000        50.00%    CARGO ALL         TRENWICK          904 - MAR-       1       MARINE         101 -        8
                        RISKS EXCL.WAR    MANAGING          Aviation Spares                         Binding            2,250
                        ONLY RISKS        AGENTS                                                    Authority No
                                                                                                    Declarations

333,333       18.75%    CARGO ALL         AMLIN             938 - MAR-       1       MARINE         102 -        9
                        RISKS EXCL.WAR                      Logging                                 Binding            562,500
                        ONLY RISKS                                                                  Material

3,614,458     6.00%     GENERAL            AMLIN            905 - MAR-       1       MARINE         106 -        9
                        SPECIE INC         UNDERWRITING     General Specie                          Lineslip No         18,299
                        VAULT              LTD                                                      Declarations

1,075,602     3.57%     FINE ART           PJG              906 - MAR-Fine   1       MARINE         106 -        9
                                                            Art                                     Lineslip No         9,656
                                                                                                    Declarations

25,400        100.00%   ALL RISKS OF       SYNDICATE 839    345 - General    30      PROPERTY       101 -        9
                        PHYSICAL LOSS                       Miscellaneous                           Binding             3,544
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

20,000        100.00%   UK HOUSEHOLD       SYNDICATE 839    323 - Contents   30      PROPERTY       101 -        9
                                                                                                    Binding             65,813
                                                                                                    Authority No
                                                                                                    Declarations

289,157       16.00%    CARGO ALL          TRENWICK         900 - MAR-       1       MARINE         101 -        9
                        RISKS EXCL.WAR     MANAGING         General                                 Binding             6,470
                        ONLY RISKS         AGENTS                                                   Authority No
                                                                                                    Declarations

65,000        100.00%   ALL RISKS OF       SYNDICATE 839    339 - Musical    30      PROPERTY       101 -        10
                        PHYSICAL LOSS                       Instruments                             Binding             61,875
                        OR DAMAGE                                                                   Authority No
                        OTHER THAN                                                                  Declarations
                        DIRECT PPN RI

1,662,000     11.08%    UK HOUSEHOLD       SYNDICATE        322 - Combined   30      PROPERTY       101 -        11
                                           1096                                                     Binding             211,259
                                                                                                    Authority No
                                                                                                    Declarations

1,500,000     100.00%   UK HOUSEHOLD       SYNDICATE 839    322 - Combined   90      PROPERTY       101 -        11
                                                                                                    Binding             126,500
                                                                                                    Authority No
                                                                                                    Declarations

993,976       8.25%     CARGO ALL          TRENWICK         932 - MAR-Hulls  1       MARINE         106 -        11
                        RISKS EXCL.WAR     MANAGING         as Cargo                                Lineslip No         3,189
                        ONLY RISKS         AGENTS                                                   Declarations

1,101,958     7.32%     CARGO ALL          XL               975 - MAR-Fish   1       MARINE         106 -        11
                        RISKS EXCL.WAR                                                              Lineslip No         24,041
                        ONLY RISKS                                                                  Declarations

                        Industrial         TMA                                       PROPERTY       101 -        10
                        Property                                                                     Binding


                                                                                                    Authority No       6,666,667
                                                                                                    Declarations

                        Marine Cargo       TMA                                        MARINE        101 -        10
                                                                                                    Binding            4,583,333
                                                                                                    Authority No
                                                                                                    Declarations

                                                                                                    TOTAL PRO          20,770,485
                                                                                                    RATA PREMIUM
                                                                                                    POST 1/1/2004

                                                                                                    TRENWICK           65
                                                                                                    LEAD TOTAL
                                                                                                    NUMBER

                                                                                                    LEAD AS % OF 40%
                                                                                                    TOTAL 163

                                                                                                    PREMIUM FOR        17,715,736
                                                                                                    TRENWICK
                                                                                                    LEAD RISKS

                                                                                                    LEAD PREMIUM 85%
                                                                                                    AS % OF TOTAL

                                   SCHEDULE 3

                                   Conditions

Court and Regulatory Approval

1. (i) Trenwick Group Limited, Trenwick America Corporation and LaSalle (collectively, the "Debtors") shall have submitted to the United States District Court for the District of Delaware (the "Bankruptcy Court") a motion in the form of Annex L (the "Motion");

      (ii) the Bankruptcy Court shall have entered an order in the form of exhibit "L" to the Motion, or in such other form as shall be reasonably satisfactory to the Debtors, the Purchaser and Barclays (the "Order"); and

      (iii) such Order shall not have been stayed, modified or amended.

Compliance with Clauses 5 and 8.2 of the Sale and Purchase Agreement

2. The Directors have complied fully with their obligations in Clause 5 of this Agreement in the period from today's date until the date on which Condition 1 is satisfied.

3. The Seller has complied fully with its obligations in Clause 8.2 of this Agreement until the date on which Condition 1 is satisfied.

Company Rep Letters

4. The representations made by the Directors for and on behalf of each of the Companies set out in the Company Rep Letters dated today's date and addressed to FOSPV remain on the date on which Condition 1 is satisfied true and accurate in all material respects.

Purchaser protection

5. There being no public announcement by H.M. Treasury, the Inland Revenue or any other Tax authority, after today's date but before the satisfaction of the other Conditions of any change, enactment or introduction of, or any possible change, enactment or introduction of, any law or published practice of the Inland Revenue or any other Tax authority which in Barclays' reasonable opinion will or may adversely affect:

      (a) the ability of Barclays or any Barclays Group Member (as defined in the Group Relief Agreement) validly to claim Group Relief (as defined in the Group Relief Agreement) in respect of any losses of any of the Companies, or

      (b) the quantum of the losses available for surrender by way of Group Relief (as defined in the Group Relief Agreement) to Barclays or any Barclays Group Member (as defined in the Group Relief Agreement) pursuant to clause 2 of the Group Relief Agreement.

Standstill Deeds

6. No party to a Standstill Deed having done any act in the period from today's date until the making of the payment by Barclays under sub-clause
      2.2 of the Group Relief Agreement which would have breached such Standstill Deed had the taking effect of such Standstill Deed not been suspended until the making of such payment.

Novation and Allotment Agreement

7. The Novation and Allotment Agreement has been completed in accordance with its terms.

                                   SCHEDULE 4

                   Part A - Current Creditors of the Companies

(pound)'s                           Oak Dedicated      Oak Dedicated    Oak Dedicated         Total
                                        Limited         Two Limited     Three Limited

                                   -----------------------------------------------------------------------
Trenwick Group Limited*               2,332,496.00         963,353.00        196,387.00      3,492,236.00

Trenwick America Corporation*        13,223,311.00       3,804,728.00        624,570.00     17,652,609.00

Trenwick UK Management Services         406,093.69         177,325.65         36,611.55        620,030.89
Limited**

Trenwick UK Holdings Limited**                0.00               0.00        309,958.00        309,958.00

Archer Dedicated PLC**                        0.00              18.08              0.00             18.08
                                   ----------------------------------------------------------------------
Total                                15,961,900.69       4,945,424.73      1,167,526.55     22,074,851.97

The table below represents exactly the same debts, translated in USD.

$'s                                  Oak Dedicated     Oak Dedicated    Oak Dedicated         Total
                                        Limited         Two Limited     Three Limited

                                   ----------------------------------------------------------------------
Trenwick Group Limited*               3,899,233.56       1,610,437.21        328,300.15      5,837,970.92

Trenwick America Corporation*        22,105,409.00       6,360,363.80      1,044,093.67     29,509,866.47

Trenwick UKManagement Services          678,866.82         296,435.29         61,203.53      1,036,505.64
Limited

Trenwick UK Holdings Limited                  0.00               0.00        518,156.79        518,156.79

Archer Dedicated PLC                          0.00              30.22              0.00             30.22
                                   ----------------------------------------------------------------------
Total                                26,683,509.38       8,267,266.52      1,951,754.13     36,902,530.04

Exchange Rate =                                            1.6717

* The debts owed to Trenwick Group Limited and Trenwick America Corporation shall be novated and capitalised pursuant to the Novation and Allotment Agreement following satisfaction of condition 1.

** The debts owed to Trenwick UK Management Services Limited, Trenwick UK Holdings Limited and Archer Dedicated PLC are subject to Standstill Deeds.

               Part B - Proposed Future Creditors of the Companies

--------------------------------------------------------------------------------

                                TRENWICK LLOYD'S

                                    OAKS 1-4

                                27TH OCTOBER 2003
--------------------------------------------------------------------------------

Specific proposals on matters between Trenwick UK Management Services Limited (TUKMS), Oak Dedicated Four Limited (Oak 4) and the Companies such proposals being subject to the relevant Standstill Deeds.

Amounts owed by the Companies and Oak 4 to TUKMS (approximately (pound)750,000 at 30 September 2003)

TUKMS will not seek recovery of the amounts paid with respect to capital restructuring (including, Ernst & Young and Lovell's fees). This is expected to amount to (pound)400,000 to (pound)500,000 of the approximately (pound)750,000 owed to TUKMS by the Companies and Oaks 4.

TARCO contingent liability

TUKMS will indemnify TARCO against potential liability subject to the following limit, concerning the group relief of Oak Dedicated Two Limited's tax losses. The indemnity will be up to (pound)252,000, for which support will be provided to show that this is the maximum estimated loss.

Oak 4 liability to Swiss Re

Oak Dedicated Limited will lend money to Oak 4 to the extent this it is able, to enable Oak 4 to settle its (pound)729,000 liability to Swiss Re. To the extent that Oak 4 is unable to repay the debt (after five years), then TUKMS will indemnify Oak Dedicated Limited up to 50% of the original loan, but such indemnity to be limited to any value realised by the Magic Sunny Limited from group relief of Oak 4 tax losses.

Oak Dedicated Three Limited corporation tax liability

Oak Dedicated Limited will lend money to Oak Dedicated Three Limited to the extent it is able, to enable Oak Three Limited to settle its estimated corporation tax liability of up to (pound)350,000 owed to the Inland Revenue.

Payment of $500,000 LOC banks advisers' fees

The Companies and Oak 4 will pay the fees to the extent they are able, but the costs will be spread pro-rata across the Companies' and Oak 4's participation in syndicate 839 and loans recorded between the Companies and Oak 4 to the extent they have over or under funded their share.

Legal costs incurred on debt collection by Oak 1

Oak Dedicated Limited will fund costs of its own debt collection to the extent it is able (Europa - (pound)1.4m and Gerling - (pound)0.4m).

Support for Oaks liquidity requirements

To the extent that the Companies do not have sufficient liquidity to pay their financial obligations (excluding underwriting obligations), then TUKMS will offer to provide short term loans to the Companies to be repaid to TUKMS in preference to the Preference Share holders (subject to available funds in TUKMS). The obligation to repay any such loans will be deferred until the earlier of the time when the relevant Company is able to repay and any winding-up of the relevant Company.

N.B. Unless stated otherwise, all loans to the Companies described in this
Schedule 4 will be interest free, with full recourse and will not carry any right to convert into or acquire any other loans, securities, shares or other rights.

                                     Annex A

                             Group Relief Agreement

                                     Annex B

                        Novation and Allotment Agreement

                                     Annex C

                         Current Memoranda and Articles

                                     Annex D

                                  New Articles

                                     Annex E

                          Corporate Services Agreement

                                     Annex F

                                   Tax Letter

                                     Annex G

                                Option Agreement

                                     Annex H

                               Company Rep Letters

                                     Annex I

                           Confirmation of Debt Letter

                                     Annex J

                   Managing Agent/Oaks Fee Variation Agreement

                                     Annex K

                                  Mortgage Deed

                                     Annex L

                       The Motion (including exhibit "L")

                                     Annex M

                                 Legal Opinions

SIGNED by                                               )/s/ R H Cripps
on behalf of LaSalle (UK) Ltd.                          )

SIGNED by                                               )/s/ Alan L. Hunte
on behalf of LaSalle Re Limited                         )President

SIGNED by                                               )/s/ Mark Brown
on behalf of FOSPV Limited                              )

SIGNED by                                               )/s/ Mark Brown
on behalf of Barclays Bank Plc                          )

SIGNED by                                               )/s/ MC Watson
Michael Clive Watson                                    )

SIGNED by                                               )/s/ R D Law
Robert David Law                                        )

SIGNED by                                               )/s/ R H Cripps
Richard Hugh Cripps                                     )

                                    CONTENTS

1.   INTERPRETATION.........................................................1

2.   AGREEMENT TO SELL THE SHARES...........................................5

3.   CONDITIONS.............................................................6

4.   COMPLETION.............................................................7

5.   PERIOD BETWEEN EXCHANGE AND COMPLETION.................................8

6.   FURTHER OBLIGATIONS....................................................9

7.   PURCHASER'S WARRANTIES AND UNDERTAKINGS................................9

8.   SELLER'S UNDERTAKINGS.................................................10

9.   SECONDARY LIABILITY FOR OTHER PERSONS' TAXES..........................10

10.  DEDUCTIONS............................................................11

11.  BARCLAYS GUARANTEE....................................................11

12.  MISCELLANEOUS.........................................................13

                             Dated 11 November 2003

                                LASALLE (UK) LTD.

                                       and

                                  FOSPV LIMITED

                                       and

                                BARCLAYS BANK PLC

                                       and

                         THE PERSONS NAMED AS DIRECTORS

                                       and

                               LASALLE RE LIMITED

                     ---------------------------------------

                           SALE AND PURCHASE AGREEMENT

                    FOR THE ENTIRE ORDINARY SHARE CAPITAL OF

                             OAK DEDICATED LIMITED,

                            OAK DEDICATED TWO LIMITED

                                       AND

                           OAK DEDICATED THREE LIMITED

                     ---------------------------------------

                                Slaughter and May
                                 One Bunhill Row
                                 London EC1Y 8YY
                                   (RCS/JZXM)
                                   CE032680028